UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/23/2010

BRINKER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-10275

Delaware	75-1914582
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

6820 LBJ FREEWAY
DALLAS, TX 75240
(Address of principal executive offices, including zip code)

(972) 980-9917
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

The information contained in this Current Report on Form 8-K, including the Exhibit attached hereto, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

On March 26, 2010, the Registrant issued a Press Release announcing its preliminary estimates of earnings per share and comparable restaurant sales for the third quarter fiscal 2010. The Registrant also announced it revised earnings per share outlook for the full year fiscal 2010. A copy of this Press Release is attached hereto as Exhibit 99.1 ("Press Release #1").

Item 7.01.    Regulation FD Disclosure

In Press Release #1, the Registrant announced that on March 23, 2010, the Board of Directors declared a quarterly dividend to common stock shareholders in the amount of $0.14 per share. The dividend will be payable on July 1, 2010 to shareholders of record at the close of business on June 17, 2010.

Also, the Registrant will hold an analyst and investor meeting on Friday, March 26, 2010, in Dallas, Texas starting at 8:30 am CDT. This meeting will be broadcast live over the Internet. The Registrant will discuss its current business strategy and future expectations. The subjects to be covered may also include additional forward-looking information. Participants at the meeting may pose questions to management and in response; the Registrant may disclose additional material information. To listen to the meeting live, please go to the Registrant's website (www.brinker.com) at least fifteen minutes early to register and download and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available shortly after the meeting.

Item 8.01.    Other Events

On March 25, 2010, the Registrant issued a Press Release announcing that on March 23, 2010, the Board of Directors approved an agreement with OTB Acquisition LLC, an affiliate of Golden Gate Capital, to sell the On The Border Mexican Grill and Cantina restaurant brand. A copy of this Press Release is attached hereto as Exhibit 99.2 ("Press Release #2").

Also, in Press Release #1, the Registrant announced that on March 23, 2010, the Board of Directors increased the Registrant's share repurchase authorization by $250.0 million.

Item 9.01.    Financial Statements and Exhibits

(d)        Exhibits.

99.1 Press Release, dated March 26, 2010.

99.2 Press Release, dated March 25, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINKER INTERNATIONAL, INC.

Date: March 26, 2010	By:	/s/ Douglas H. Brooks
Douglas H. Brooks
Chairman of the Board, President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release #1
EX-99.2	Press Release #2